Exhibit 99.1

Joint Filer Information

Name and Address of Reporting Person:	Phlcorp, Inc.

529 East South Temple

Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:	AmeriCredit Corp.
(ACF)

Relationship of Joint Filer to Issuer:	10% Owner

Date of Event Requiring Statement:	October 1, 2010

Designated Filer:	Leucadia National Corporation (1)

Signature:

Phlcorp, Inc.

By: /s/ Joseph A. Orlando
Name: Joseph A. Orlando
Title: Vice President

Dated:   October  5, 2010

(1)  Phlcorp, Inc. is a wholly owned subsidiary of Leucadia National Corporation.

Joint Filer Information

Name and Address of Reporting Person:	Baldwin Enterprises, Inc.
529 East South Temple
Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:	AmeriCredit Corp.
(ACF)

Relationship of Joint Filer to Issuer:	10% Owner

Date of Event Requiring Statement:	October 1, 2010

Designated Filer:	Leucadia National Corporation (1)

Signature:

BALDWIN ENTERPRISES, INC.

By: /s/ Joseph A. Orlando
Name: Joseph A. Orlando
Title: Vice President

Dated:   October 5, 2010

(1)  Baldwin Enterprises, Inc. (“Baldwin”) is a wholly-owned subsidiary of, Phlcorp, Inc. (“Phlcorp”) and Phlcorp is a wholly-owned subsidiary of Leucadia National Corporation.

Joint Filer Information

Name and Address of Reporting Person:	BEI Arch Holdings, LLC

529 East South Temple

Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:	AmeriCredit Corp.
(ACF)

Relationship of Joint Filer to Issuer:	10% Owner

Date of Event Requiring Statement:	October 1, 2010

Designated Filer:	Leucadia National Corporation (1)

Signature:

BEI Arch Holdings, LLC

By: /s/ Joseph A. Orlando
Name: Joseph A. Orlando
Title: Vice President

Dated:   October 5, 2010

(1)  BEI Arch Holdings, LLC (“BEI Arch”) is a wholly-owned subsidiary of Baldwin Enterprises, Inc. (“Baldwin”), Baldwin is a wholly-owned subsidiary of Phlcorp, Inc. (“Phlcorp”) and Phlcorp is a wholly-owned subsidiary of Leucadia National Corporation.

Joint Filer Information

Name and Address of Reporting Person:	BEI-Longhorn, LLC

529 East South Temple

Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:	AmeriCredit Corp.
(ACF)

Relationship of Joint Filer to Issuer:	10% Owner

Date of Event Requiring Statement:	October 1, 2010

Designated Filer:	Leucadia National Corporation (1)

Signature:

BEI-Longhorn, LLC

By: /s/ Joseph A. Orlando
Name: Joseph A. Orlando
Title: Vice President

Dated:   October 5, 2010

(1)  BEI-Longhorn, LLC is a wholly-owned subsidiary of BEI Arch Holdings, LLC (“BEI Arch”), BEI Arch is a wholly-owned subsidiary of Baldwin Enterprises, Inc. (“Baldwin”), Baldwin is a wholly-owned subsidiary of Phlcorp, Inc. (“Phlcorp”) and Phlcorp is a wholly-owned subsidiary of Leucadia. National Corporation.